EXHIBIT 24.1

STERIS CORPORATION

POWER OF ATTORNEY

FORM 10-K

Each of the undersigned hereby makes, constitutes, and appoints Walter M. Rosebrough, Jr., Michael J. Tokich, Mark D. McGinley, J. Adam Zangerle, Dennis P. Patton, and each of them, his or her true and lawful attorney, with full power of substitution, for and in his or her name, place, and stead, to affix, as attorney-in-fact, his or her signature in any and all capacities, to the Annual Report on Form 10-K of STERIS Corporation for its fiscal year ended March 31, 2008, and any and all amendments thereto to be filed with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, with power to file said Form 10-K and such amendments, and any and all other documents that may be required in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact, and each of them, full power and authority to do and perform any and all acts and things requisite or appropriate in connection therewith, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney as of the 23rd day of April 2008.

/S/ CYNTHIA L. FELDMANN	/S/ JACQUELINE B. KOSECOFF
Cynthia L. Feldmann Director	Jacqueline B. Kosecoff Director

/S/ RAYMOND A. LANCASTER	/S/ KEVIN M. MCMULLEN
Raymond A. Lancaster Director	Kevin M. McMullen Director

/S/ J. B. RICHEY	/S/ MOHSEN M. SOHI
J. B. Richey Director	Mohsen M. Sohi Director

/S/ LOYAL W. WILSON	/S/ JOHN P. WAREHAM
Loyal W. Wilson Director	John P. Wareham Chairman of the Board

/S/ MICHAEL B. WOOD	/S/ RICHARD C. BREEDEN
Michael B. Wood Director	Richard C. Breeden Director

/S/ WALTER M. ROSEBROUGH, JR.	/S/ ROBERT H. FIELDS
President and Chief Executive Officer (Principal Executive Officer), Director	Robert H. Fields Director

/S/ MICHAEL J. TOKICH
Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

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